UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357

Franklin Templeton Limited Duration Income Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 3/31

Date of reporting period: 3/31/13

Item 1. Reports to Stockholders.

MARCH 31, 2013

ANNUAL REPORT

FIXED INCOME

Franklin Templeton Limited Duration Income Trust

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Contents

Annual Report

Franklin Templeton Limited Duration Income Trust 1

Performance Summary 7

Important Notice to Shareholders 8

Annual Shareholders' Meeting 15

Dividend Reinvestment Plan .. 16

Financial Highlights and Statement of Investments ... 19

Financial Statements 38

Notes to Financial Statements 41

Report of Independent Registered Public Accounting Firm 54

Tax Information 55

Board Members and Officers 56

Shareholder Information 61

Annual Report

Franklin Templeton Limited Duration Income Trust

Your Fund's Goals and Main Investments: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent it is possible and consistent with the Fund's primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate corporate loans and mortgage- and other asset-backed securities.

Dear Shareholder:

We are pleased to bring you Franklin Templeton Limited Duration Income
Trust’s annual report for the fiscal year ended March 31, 2013.

Performance Overview

For the 12 months under review, Franklin Templeton Limited Duration Income
Trust delivered cumulative total returns of +11.04% based on net asset value and +13.41% based on market price. Net asset value increased from $13.82 per share on March 31, 2012, to $14.30 at period-end, and the market price increased from $14.01 to $14.82 over the same period. You can find the Fund’s long-term performance data in the Performance Summary on page 7.

Economic and Market Overview

During the 12 months under review, U.S. economic data remained mixed. The nation’s gross domestic product (GDP) growth rate varied each quarter but

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 20.

Annual Report | 1

overall expanded modestly. Large declines in federal and local government spending, business disruptions caused by Hurricane Sandy and the continuing effects of the Midwest drought on farm production initially offset the benefit of solid consumer spending. However, generally positive construction, hous-
ing, manufacturing, energy pricing and labor market trends seemed to suggest the U.S. economic recovery remained largely intact. Consumer sentiment rose to a five-year high, although potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 contributed to fluctuations in consumer and business confidence.

In September, the Federal Reserve Board (Fed) acknowledged the need for further policy accommodation and announced a third round of quantitative easing (QE3). QE3 consists of additional $40 billion monthly purchases of mortgage-backed securities until the labor market improves. The Fed also continued buying long-term Treasuries and selling short-term Treasuries in an effort to put downward pressure on long-term interest rates. In December, the Fed announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. Although inflation rose slightly during the reporting period, the Fed noted little evidence of wage pressures.
Economists, business leaders and market watchers were concerned about the U.S. “fiscal cliff,” which meant that unless Congress acted, automatic income tax increases and federal budget cuts would take effect in 2013. They feared these events could cause another U.S. recession. Lawmakers reached a late compromise on January 1, 2013, that maintained some tax cuts for most Americans but increased rates on the wealthiest. Congress, however, was unable to resolve differences related to a series of automatic federal spending cuts known as the “sequester.” The cuts will reduce funding for domestic and defense programs by $85 billion in the current U.S. fiscal year.

Ongoing investor concerns about the fiscal cliff, eurozone uncertainty and mixed economic data lowered the 10-year U.S. Treasury note yield to 1.87% at year-end from 2.23% on March 31, 2012. During the 12 months under review, investors sought higher bond returns and were willing to assume some risk.
Below-investment-grade corporate bonds, as measured by the Credit Suisse (CS)
High Yield Index, delivered strong results and outperformed investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index.

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate corporate loans, and mortgage-
and other asset-backed securities. Our top-down analysis of macroeconomic

2 | Annual Report

trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a lim-
ited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the cor-
porate bond and corporate loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

Manager’s Discussion

Performance of the Fund’s primary asset classes was positive during the fiscal year under review. The U.S. economy continued to grow at a modest but uneven rate. Europe caused a period of risk aversion during the spring of 2012, but markets recovered after European Central Bank President Mario Draghi made it clear that he would do whatever it took to preserve the euro. Uncertainty regarding future fiscal policy and tax rates caused markets to fall again fol-
lowing the U.S. presidential election. Fears surrounding the fiscal cliff were ultimately overcome by mounting evidence of a housing market recovery and hopes that the overall economy would be buoyed by housing sector strength.
Given the Fed’s reiterated commitment to an accommodative monetary policy, including a prolonged period of ultra-low interest rates, investors continued to seek ways to enhance the yield of their investment portfolios. As a result, high yield bonds and term loans experienced healthy investment inflows.

Overall, despite being another somewhat volatile year in the markets, financial investments generally posted positive returns. The broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index returned +13.96%.1 During the Fund’s fiscal year, 10-year Treasury yields fell from 2.23% to 1.87%. In this environment, high yield corporate bonds returned +12.43%, followed by +8.27% for leveraged loans and +1.97% for mortgage-backed securities, as measured by the CS High Yield, CS Leveraged Loan and Barclays U.S.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial
Services LLC. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Annual Report | 3

Mortgage-Backed Securities Indexes, respectively.1 Over the course of the year, we increased our exposure to leveraged loans and mortgage-backed securities while reducing our exposure to high yield corporate bonds.

High Yield Corporate Bonds

High yield bonds generated a total return of +12.43% for the year, driven by a combination of solid credit fundamentals and robust flows into the asset class.1 The modest decline in Treasury yields provided a slight boost to returns, but a bigger impact came from the spread over Treasuries tightening from 6.2 to 5.1 percentage points during the year. The spread tightening was supported by a continued low default rate, as only 1.7% of high yield bonds defaulted in 2012, the third consecutive year with defaults below 2%.2 The default rate remained below 2% through the first three months of 2013.2 In general, the moderate pace of economic growth supported credit profiles, while high yield market strength enabled companies to refinance debt at lower borrowing costs and extend maturities. Given below-average valuations and a record-high average dollar price for high yield bonds, we reduced our initially overweighted position in high yield corporate bonds to end the year at a more neutral position. We remained positive toward the high yield asset class, particularly given expectations for a continued below-average default rate.

Floating Rate Corporate Loans

For the one-year period, the corporate loan asset class returned +8.27%.1 Lower credit quality corporate loans rated CCC or distressed outperformed higher quality corporate loans rated split BB or higher as steady inflows and new collateralized loan obligations (CLOs) helped drive demand.3 The average loan price increased to 100.0 cents on the dollar on March 31, 2013, from 98.6 cents on March 31, 2012, and the discounted spread to maturity was LIBOR +429 basis points (100 basis points equal one percentage point).4

During the reporting period the loan market remained strong, supported by technical factors. CLO issuance accelerated throughout the period, reaching a

2. Source: Copyright © 2013 CREDIT SUISSE GROUP AG and/or its affiliates. All Rights Reserved.
3. Split BB means for credit rating agencies Standard & Poor’s and Moody’s Investors Service, a BB or equivalent rating by one agency and a B rating by the other.
4. Source: Standard & Poor’s Leveraged Commentary & Data.

4 | Annual Report

post-credit crisis high at the end of the period. Inflows into loan mutual funds also increased during the period, as corporate fundamentals remained supportive and investors looked to the relative attractiveness of loans as well as potential interest rate protection offered by the loan asset class. As a result of increased investor demand that outpaced primary market supply, investors sought opportunities in the secondary market, causing loan prices to rise, which led to a larger volume of repricing transactions and lower overall credit spreads. Although refinancing dominated the market, many opportunistic transactions took place to fund dividends to equity sponsors. In addition, mergers and acquisitions activity and leveraged buyouts moderately increased. Overall loan default rates remained below the historical average as the loan default rate increased to 2.21% by principal amount at the end of the period.4

Mortgage-Backed and Asset-Backed Securities

During the period, high-quality agency mortgage-backed securities (MBS) and asset-backed securities (ABS) generally underperformed Treasuries with similar duration. As Treasuries rallied, mortgages and spread products could not keep pace. MBS sector valuations were generally fairly valued, in our analysis, and the Fed remained the largest source of demand and provided support for the sector. Expectations were for prepayments to remain around their recent levels with the potential for gradual increases as homeowners sought to take advantage of extremely low mortgage rates. However, the factors such as tighter underwriting standards and originator processing capacity that kept prepayment rates from reaching the elevated levels of past prepayment cycles remained in place.

We shifted our MBS allocation to lower coupons during the period. Our heaviest exposure was in 3.0% and 5.0% coupons, as we decreased exposure to 4.0% and 4.5% coupons and increased allocation to 3.0% and 3.5% coupons, concentrating on specified pools. We continued to invest in bonds from higher quality securitized sectors as we found bonds we considered fundamentally sound at attractive yields in these markets. We maintained our allocations to higher quality ABS and collateralized mortgage-backed securities.

Annual Report | 5

Thank you for your continued participation in Franklin Templeton Limited
Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

Christopher J. Molumphy, CFA

Richard S. Hsu, CFA

Eric G. Takaha, CFA

Roger A. Bayston, CFA

Glenn I. Voyles, CFA

Portfolio Management Team
Franklin Templeton Limited Duration Income Trust

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Performance Summary as of 3/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Endnotes

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in a fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Figures are for common shares. As of 3/31/13, the Fund had leverage in the amount of 31.32% of the Fund’s total assets. The Fund employs lever-
age through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
3. Assumes reinvestment of distributions at net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment plan.

Annual Report | 7

Important Notice to Shareholders

Effective June 1, 2013, Madeline Lam and Justin Ma, CFA, joined the Fund’s portfolio management team, replacing Richard Hsu, CFA, who is no longer a Fund portfolio manager.

Collateralized Debt Obligations

The Fund may invest in any tranche (other than the equity tranche) of collateralized debt obligations.

Collateralized debt obligations and similarly structured securities, sometimes known generally as CDOs, are interests in a trust or other special purpose entity (SPE) and are typically backed by a diversified pool of bonds, loans or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, real estate investment trusts (REITs), commercial mortgage-backed securities, emerging market debt, and municipal bonds. Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments.

Common varieties of CDOs include the following:

Collateralized loan obligations. Collateralized loan obligations (CLOs) are interests in a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans.

Collateralized bond obligations. Collateralized bond obligations (CBOs) are interests in a trust typically backed substantially by a diversified pool of high risk, below investment grade fixed income securities.

Structured finance CDOs. Structured finance CDOs are interests in a trust typically backed substantially by structured investment products such as asset-backed securities and commercial mortgage-backed securities.

Synthetic CDOs. In contrast to CDOs that directly own the underlying debt obligations, referred to as cash CDOs, synthetic CDOs are typically collateralized substantially by derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments, principally counterparty risk.

CDOs are similar in structure to collateralized mortgage obligations. Unless the context indicates otherwise, the discussion of CDOs below also applies to CLOs, CBOs and other similarly structured securities.

8 | Annual Report

In CDOs, the cash flows from the SPE are split into two or more portions, called tranches (or classes), that vary in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults on the bonds or loans in the SPE and is intended to protect the other, more senior tranches from severe, and potentially unforeseen, defaults or delinquent collateral payments (though such protection is not complete). Because they may be partially protected from defaults, senior tranches from a CDO typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and may be rated investment grade. Despite protection from the equity tranche, more senior tranches can experience, and may have experienced in the past, substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, downgrades of the underlying collateral by rating agencies, forced liquidation of a collateral pool due to a failure of coverage tests, disappearance of protecting tranches, market anticipation of defaults, as well as a market aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of collateral held by the SPE and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility like that experienced in 2007-2008. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws and traded in a public market. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing the Fund to trade CDOs with other qualified institutional investors under Rule 144A. To the extent such investments are characterized as illiquid, they will be subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in unregistered securities such as CDOs will not receive the same investor protection as an investment in registered securities.

All tranches of CDOs, including senior tranches with high credit ratings, can experience, and many have recently experienced, substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDO securities as a class. Prices of CDO tranches have declined considerably. The drop in prices was initially triggered by the subprime mortgage crisis. Subprime mortgages make up a significant portion of the mortgage securities that collateralize many CDOs. As floating interest rates and mortgage default rates increased, the rating agencies that had rated the mortgage securities and CDO transactions backed by such mortgages realized their default assumptions were too low and began to downgrade the credit rating of these transactions. There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.

Annual Report | 9

In addition to the normal risks associated with debt securities and asset-backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Certain issuers of CDOs may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments from these issuers may be limited by the restrictions contained in the 1940 Act. CDOs generally charge management fees and administrative expenses that the shareholders of the Fund would pay indirectly.

Swap Agreements

Generally, swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyer (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. The Fund customarily enters into swap agreements that are based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter (OTC) derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counter-party are netted out, with the Fund receiving or paying, as the case may be,

10 | Annual Report

only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

During the term of a swap agreement, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Inflation Index Swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Risks of Swaps. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest

Annual Report | 11

rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.

Swap agreements currently are not automatically traded on exchanges and are not subject to government regulation. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws

12 | Annual Report

could affect the Fund’s rights as a creditor. If the counterparty’s creditworthi-ness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

As a result of the recent turmoil in the financial markets, legislation has been enacted that will likely result in numerous proposals by various entities to regulate the OTC derivatives markets, including, specifically, most swaps. The Fund cannot predict the outcome or final form of any of these proposals or if or when any of them would become effective. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of the Fund to buy or sell OTC derivatives, including certain swaps.

Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Derivative Instruments

The performance of derivative instruments (including currency-related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments, move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits

Annual Report | 13

of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to swap agreements, forward currency contracts and other OTC derivatives) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the investment manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

14 | Annual Report

Annual Shareholders’ Meeting

September 20, 2012

At an annual Meeting of Shareholders of the Fund held on September 20,
2012, shareholders approved the election of the following persons as Trustees of the Fund.

The results of the voting are as follows:

Annual Report | 15

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. BNY Mellon Investment Servicing (US) Inc. (Agent), P.O. Box 43006, Providence, RI 02940-3006, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund’s Dividend Reinvestment Plan Brochure. Participants may contact the Agent at the address above to obtain a copy of the Brochure.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

16 | Annual Report

The market price of shares on a particular date shall be the last sales price on NYSE Amex, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided

Annual Report | 17

fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (866) 340-2909. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

18 | Annual Report

Franklin Templeton Limited Duration Income Trust

Financial Highlights

	Year Ended March 31,				
	2013	2012	2011	2010	2009
Per common share operating performance (for a common share outstanding throughout the year)					
Net asset value, beginning of year	$13.82	$14.01	$13.48	$10.15	$12.85
Income from investment operations:					
Net investment income[a]	0.90	0.92	0.98	0.93	0.93
Net realized and unrealized gains (losses)	0.62	(0.04)	0.65	3.40	(2.56)
Dividends to preferred shareholders from net investment income	(0.05)	(0.05)	(0.05)	(0.05)	(0.14)
Total from investment operations	1.47	0.83	1.58	4.28	(1.77)
Less distributions to common shareholders from net investment income	(0.99)	(1.02)	(1.05)	(0.95)	(0.93)
Net asset value, end of year	$14.30	$13.82	$14.01	$13.48	$10.15
Market value, end of year[b]	$14.82	$14.01	$13.14	$13.40	$ 8.92
Total return (based on market value per share)	13.41%	15.03%	6.25%	63.14%	(9.97)%
Ratios to average net assets applicable to common shares[c]					
Expenses	1.13%	1.15%	1.14%	1.15%[d]	1.33%[d]
Net investment income	6.44%	6.73%	7.15%	7.47%	8.16%
Supplemental data					
Net assets applicable to common shares, end of year (000's)	$383,632	$370,095	$375,016	$360,798	$271,679
Portfolio turnover rate	295.39%	302.18%	262.57%	220.09%	203.31%
Portfolio turnover rate excluding mortgage dollar rolls[e]	106.42%	106.49%	115.51%	66.07%	42.58%
Asset coverage per preferred share	$79,157	$77,796	$76,096	$78,092	$72,571[f]
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000

[a]Based on average daily common shares outstanding.
[b]Based on the last sale on the NYSE Amex.
[c]Based on income and expenses applicable to both common and preferred shares.
[d]Benefit of expense reduction rounds to less than 0.01%.
[e]See Note 1(f) regarding mortgage dollar rolls.
[f]Prior amount of $115,173 has been corrected to include the impact of mortgage dollar rolls.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2013

20 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2013 (continued)

Annual Report | 21

Franklin Templeton
Limited Duration Income Trust

Statement of Investments, March 31, 2013 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Kodiak Oil & Gas Corp., senior note,			
8.125%, 12/01/19	United States	900,000	$ 1,021,500
[d]144A, 5.50%, 1/15/21	United States	300,000	314,625
Linn Energy LLC/Finance Corp., senior note,			
8.625%, 4/15/20	United States	1,500,000	1,661,250
7.75%, 2/01/21	United States	500,000	538,750
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,			
8.875%, 4/01/18	United States	878,000	948,240
[d]144A, 7.25%, 2/15/21	United States	700,000	708,750
[d]Offshore Group Investment Ltd., first lien, 144A,			
7.50%, 11/01/19	United States	900,000	958,500
7.125%, 4/01/23	United States	500,000	512,500
Peabody Energy Corp., senior note, 6.00%, 11/15/18	United States	2,000,000	2,132,500
Penn Virginia Resource Partners LP/Finance Corp. II, senior note, 8.375%, 6/01/20	United States	800,000	844,000
Plains Exploration & Production Co., senior note,			
6.125%, 6/15/19	United States	900,000	990,000
6.50%, 11/15/20	United States	500,000	555,000
6.625%, 5/01/21	United States	500,000	552,500
6.75%, 2/01/22	United States	500,000	559,375
QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	1,100,000	1,171,500
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	1,500,000	1,387,500
[d]Sabine Pass Liquefaction LLC, secured note, 144A, 5.625%, 2/01/21	United States	1,100,000	1,142,625
[d]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	1,800,000	1,921,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	1,500,000	1,638,750
			37,216,857
Food & Staples Retailing 0.3%			
Rite Aid Corp., senior secured note, 8.00%, 8/15/20	United States	900,000	1,021,500
Food, Beverage & Tobacco 1.0%			
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	2,000,000	2,085,000
[d]JBS USA LLC/Finance Inc., senior note, 144A, 8.25%, 2/01/20	United States	1,600,000	1,756,000
			3,841,000
Health Care Equipment & Services 2.6%			
[d]Alere Inc., senior note, 144A, 7.25%, 7/01/18	United States	1,300,000	1,387,750
CHS/Community Health Systems Inc.,			
senior note, 8.00%, 11/15/19	United States	1,100,000	1,223,750
senior note, 7.125%, 7/15/20	United States	400,000	434,500
senior secured note, 5.125%, 8/15/18	United States	900,000	945,000
DaVita HealthCare Partners Inc., senior note, 5.75%, 8/15/22	United States	700,000	730,625
DJO Finance LLC/DJO Finance Corp., second lien, 8.75%, 3/15/18	United States	500,000	560,000
Emergency Medical Services Corp., senior note, 8.125%, 6/01/19	United States	1,200,000	1,323,000

22 | Annual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2013 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Health Care Equipment & Services (continued)			
HCA Inc.,			
senior note, 7.50%, 2/15/22	United States	1,000,000	$ 1,152,500
senior note, 5.875%, 5/01/23	United States	1,000,000	1,042,500
senior secured note, 5.875%, 3/15/22	United States	1,000,000	1,080,000
			9,879,625
Household & Personal Products 0.1%			
Avon Products Inc., senior note, 4.60%, 3/15/20	United States	500,000	520,558
Materials 6.9%			
ArcelorMittal, senior note, 5.00%, 2/25/17	Luxembourg	2,000,000	2,095,588
[d]Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	700,000	775,250
[d]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,			
secured note, 144A, 4.875%, 11/15/22	Luxembourg	300,000	297,750
senior note, 144A, 7.00%, 11/15/20	Luxembourg	300,000	309,938
[d]Ashland Inc., senior note, 144A, 3.875%, 4/15/18	United States	600,000	609,750
[d]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	2,000,000	2,215,000
[d]Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	400,000	417,000
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	1,000,000	985,000
[d]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,			
7.00%, 11/01/15	Australia	500,000	521,415
6.875%, 2/01/18	Australia	1,500,000	1,582,500
8.25%, 11/01/19	Australia	500,000	541,875
[d]Ineos Finance PLC, senior secured note, 144A, 9.00%, 5/15/15	United Kingdom	500,000	528,750
[d]Ineos Group Holdings Ltd.,			
senior note, 144A, 7.875%, 2/15/16	United Kingdom	700,000 EUR	905,146
senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	500,000	510,000
[d]Inmet Mining Corp., senior note, 144A,			
8.75%, 6/01/20	Canada	1,500,000	1,665,000
7.50%, 6/01/21	Canada	100,000	108,500
[d]Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	1,500,000 EUR	1,784,047
[d]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	1,500,000	1,558,125
Novelis Inc., senior note,			
8.375%, 12/15/17	Canada	500,000	550,000
8.75%, 12/15/20	Canada	900,000	1,019,250
[d]Orion Engineered Carbons Bondco GmbH, senior secured note, 144A, 9.625%, 6/15/18	Germany	850,000	946,688
[d,e]Orion Engineered Carbons Finance & Co. SCA, senior note, 144A, PIK, 9.25%, 8/01/19	Germany	200,000	203,000
[d]Perstorp Holding AB, first lien, 144A, 8.75%, 5/15/17	Sweden	1,900,000	2,017,562
[d]Rain CII Carbon LLC/Corp., second lien, 144A, 8.25%, 1/15/21	United States	400,000	434,000
Reynolds Group Issuer Inc./LLC/SA,			
senior note, 8.50%, 5/15/18	United States	1,000,000	1,056,250
senior note, 9.00%, 4/15/19	United States	100,000	106,250
senior note, 8.25%, 2/15/21	United States	500,000	516,875
senior secured note, 7.125%, 4/15/19	United States	500,000	539,375

Annual Report | 23

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2013 (continued)

24 | Annual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2013 *(continued)*

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Semiconductors & Semiconductor Equipment 0.7%			
Freescale Semiconductor Inc.,			
senior note, 8.05%, 2/01/20	United States	800,000	$ 850,000
senior note, 10.75%, 8/01/20	United States	676,000	770,640
[d]senior secured note, 144A, 9.25%, 4/15/18	United States	1,000,000	1,102,500
			2,723,140
Software & Services 2.3%			
[d]Ceridian Corp.,			
secured note, 144A, 8.875%, 7/15/19	United States	500,000	584,375
senior note, 144A, 11.00%, 3/15/21	United States	700,000	754,250
Equinix Inc., senior note, 4.875%, 4/01/20	United States	1,200,000	1,215,000
[d]First Data Corp., senior secured bond, 144A, 8.25%, 1/15/21	United States	2,500,000	2,612,500
Sitel LLC/Finance Corp.,			
senior note, 11.50%, 4/01/18	United States	1,000,000	660,000
[d]senior secured note, 144A, 11.00%, 8/01/17	United States	200,000	212,500
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	700,000	738,500
West Corp., senior note, 7.875%, 1/15/19	United States	2,000,000	2,140,000
			8,917,125
Technology Hardware & Equipment 0.9%			
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	2,000,000	2,242,500
[d]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	1,000,000	1,090,000
			3,332,500
Telecommunication Services 4.6%			
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	2,000,000	2,005,000
[d]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000	1,279,500
[d]Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000	696,937
[d]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,200,000	1,346,250
Frontier Communications Corp.,			
[i]senior bond, 7.625%, 4/15/24	United States	400,000	400,000
senior note, 7.875%, 4/15/15	United States	1,330,000	1,522,850
Intelsat Jackson Holdings SA, senior note, 7.25%,			
4/01/19	Luxembourg	2,000,000	2,195,000
10/15/20	Luxembourg	800,000	882,000
[d]Lynx II Corp., senior bond, 144A, 6.375%, 4/15/23	United Kingdom	400,000	421,000
[d]Nokia Siemens Networks Finance BV, senior note, 144A, 7.125%, 4/15/20	Netherlands	500,000 EUR	652,542
Sprint Nextel Corp., senior note,			
8.375%, 8/15/17	United States	1,000,000	1,168,750
[d]144A, 9.00%, 11/15/18	United States	1,500,000	1,858,125
[d]144A, 7.00%, 3/01/20	United States	600,000	700,500
[d]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	1,500,000	1,601,250
[d,a]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	576,927 EUR	739,625
			17,469,329

Annual Report | 25

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2013 (continued)

26 | Annual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2013 *(continued)*

	Country	Principal Amount*	Value
h,k Senior Floating Rate Interests (continued)			
Commercial & Professional Services 3.6%			
ADS Waste Holdings Inc., Tranche B Term Loan, 4.25%, 10/09/19	United States	3,766,831	$ 3,813,445
ARAMARK Corp.,			
Extended Synthetic L/C, 3.559%, 7/26/16	United States	174,490	175,820
Term Loan B Extended, 3.704%, 7/26/16	United States	2,653,233	2,673,464
U.S. Term D Loan, 4.00%, 8/22/19	United States	730,000	738,797
Interactive Data Corp., Term B Loan, 3.75%, 2/11/18	United States	2,415,600	2,446,551
KAR Auction Services Inc. (Adesa), Term Loan, 3.75%, 5/19/17	United States	1,621,187	1,640,439
Nielsen Finance LLC (VNU Inc.), Class E Dollar Term Loan, 2.952%, 5/01/16	United States	2,426,719	2,443,147
			13,931,663
Consumer Durables & Apparel 1.7%			
Getty Images Inc., Initial Term Loan, 4.75%, 10/18/19	United States	3,082,275	3,132,636
Visant Corp. (Jostens), New Loan, 5.25%, 12/22/16	United States	3,658,446	3,557,078
			6,689,714
Consumer Services 3.2%			
24 Hour Fitness Worldwide Inc., Term Loan B, 7.50%, 4/22/16	United States	1,945,000	1,966,477
Bright Horizons Family Solutions LLC, Term B Loan, 4.00% - 5.25%, 1/30/20	United States	3,857,884	3,893,250
Burger King Corp., Tranche B Term Loan, 3.75%, 9/28/19	United States	1,053,599	1,069,289
Caesars Entertainment Operating Co. Inc., Term Loan B-4, 9.50%, 10/31/16	United States	2,410,190	2,464,419
Pinnacle Entertainment Inc., Series A Incremental Term Loans, 4.00%, 3/19/19	United States	712,800	719,037
Tropicana Entertainment Inc., Loans, 7.50%, 3/16/18	United States	1,980,000	2,004,750
			12,117,222
Diversified Financials 1.4%			
Asurion LLC, Incremental Tranche B-1 TL, 4.50%, 5/24/19	United States	1,411,236	1,424,319
Trans Union LLC, 2013 Replacement Term Loan, 4.25%, 2/10/19	United States	3,858,505	3,911,560
			5,335,879
Energy 1.4%			
Arch Coal Inc., Term Loans, 5.75%, 5/16/18	United States	1,018,992	1,037,334
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	United States	940,854	950,263
Samson Investment Co., Second Lien Initial Term Loan, 6.00%, 9/25/18	United States	2,000,000	2,029,000
Sheridan Investment Partners I LLC, Tranche B-2 Term Loan, 5.00%, 10/01/19	United States	1,106,972	1,125,422
Sheridan Production Partners I-A LP, Tranche B-2 Term Loan, 5.00%, 10/01/19	United States	146,683	149,128
Sheridan Production Partners I-M LP, Tranche B-2 Term Loan, 5.00%, 10/01/19	United States	89,595	91,088
			5,382,235

Annual Report | 27

Franklin Templeton
Limited Duration Income Trust

Statement of Investments, March 31, 2013 *(continued)*

	Country	Principal Amount*	Value
[h,k] **Senior Floating Rate Interests (continued)**			
Food & Staples Retailing 1.0%			
AdvancePierre Foods Inc.,			
Loans, 5.75%, 7/10/17	United States	1,566,075	$ 1,591,524
Second Lien Term Loan, 9.50%, 10/10/17	United States	2,040,000	2,116,500
			3,708,024
Food, Beverage & Tobacco 2.5%			
Del Monte Foods Co., Initial Term Loans, 4.00%, 3/08/18	United States	2,582,178	2,607,732
Dole Food Co. Inc., Tranche B-2 Term Loan, 6.00%, 7/08/18	United States	770,280	773,590
HJ Heinz Co., Term Loan B-2, 4.75%, 4/01/20	United States	2,704,203	2,730,907
Pinnacle Foods Finance LLC,			
Initial Term Loan, 2.704%, 4/02/14	United States	434,720	436,213
Tranche E Term Loan, 4.75%, 10/17/18	United States	494,896	500,110
Tranche F Term Loan, 4.75%, 10/17/18	United States	1,290,250	1,305,226
Solvest Ltd. (Dole), Tranche C-2 Term Loan, 6.00%, 7/08/18	Bermuda	1,378,398	1,384,321
			9,738,099
Health Care Equipment & Services 5.9%			
Alere Inc., B Term Loan, 4.25%, 6/30/17	United States	2,157,150	2,177,822
Ardent Medical Services Inc.,			
Second Lien Term Loan, 11.00%, 1/02/19	United States	650,000	666,250
Term Loan, 6.75%, 7/02/18	United States	418,950	426,805
Bausch & Lomb Inc., Parent Term Loan, 5.25%, 5/18/19	United States	1,379,575	1,394,474
Carestream Health Inc., Term Loan, 5.00%, 2/25/17	United States	1,847,772	1,858,661
Community Health Systems Inc., New Extended Term Loan, 3.784% - 3.787%, 1/25/17	United States	1,316,681	1,332,522
DaVita Healthcare Partners Inc., Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	2,902,725	2,936,515
Emergency Medical Services Corp., Initial Term Loan, 4.00%, 5/25/18	United States	2,092,423	2,121,193
IASIS Healthcare LLC, Term B-2 Loan, 4.50%, 5/03/18	United States	1,764,699	1,791,722
Kinetic Concepts Inc., Term C-2 Loan, 5.00%, 11/04/16	United States	1,975,038	2,007,750
U.S. Renal Care Inc., Initial Term Loan, 6.25%, 7/03/19	United States	992,500	1,009,869
United Surgical Partners International Inc., New Tranche B Term Loan, 7.00%, 4/03/19	United States	992,506	1,003,052
Universal Health Services Inc., New Tranche B Term Loan, 3.75%, 11/15/16	United States	1,348,878	1,362,929
Vanguard Health Holding Co. II LLC, Term B Loan, 3.75%, 1/29/16	United States	2,448,842	2,482,514
			22,572,078
Household & Personal Products 0.9%			
Apex Tool Group LLC, Term Loan, 4.50%, 2/01/20	United States	1,380,000	1,401,562
Revlon Consumer Products Corp., Term Loan B, 4.00%, 11/19/17	United States	1,606,088	1,633,191
Spectrum Brands Inc., Initial U.S. Term Loan, 4.50%, 12/17/19	United States	486,281	493,018
			3,527,771

28 | Annual Report

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2013 *(continued)*

	Country	Principal Amount*	Value
h,k **Senior Floating Rate Interests (continued)**			
Insurance 0.1%			
CNO Financial Group Inc. (fka Conseco), Tranche B-2 Term Loan, 5.00%, 9/28/18	United States	467,302	$ 475,188
Materials 5.3%			
Berry Plastics Corp., Term D Loan, 3.50%, 2/08/20	United States	1,030,000	1,029,541
BWAY Holding Co., Initial Term Loan, 4.50%, 8/06/17	United States	947,625	960,063
Exopack LLC, Term B Loan, 6.50%, 5/31/17	United States	987,437	998,546
FMG America Finance Inc. (Fortescue Metals Group), Loans, 5.25%, 10/18/17	United States	2,507,400	2,540,086
Ineos U.S. Finance LLC, Dollar Term Loan, 6.50%, 5/04/18	United States	1,768,540	1,798,938
Kronos Worldwide Inc., Initial Term Loan, 7.00%, 6/13/18	United States	250,000	253,438
NewPage Corp., Term Loan, 7.75%, 12/21/18	United States	997,500	1,023,268
Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	2,533,449	2,573,260
Road Infrastructure Investment LLC (Ennis Flint), First Lien Term Loan, 6.25%, 3/30/18	United States	990,000	996,187
Taminco Global Chemical Corp., Tranche B-2 Dollar Term Loan, 4.25%, 2/15/19	United States	1,980,038	2,003,550
i Tronox Pigments (Netherlands) BV, Term Loan, 5.75%, 3/19/20	Netherlands	1,380,000	1,400,453
U.S. Coatings Acquisitions Inc., Initial Term B Loans, 4.75%, 2/01/20	United States	1,940,000	1,967,998
Univar Inc., Term B Loan, 5.00%, 6/30/17	United States	1,989,830	2,012,039
Walter Energy Inc., B Term Loan, 5.75%, 4/01/18	United States	698,699	703,765
			20,261,132
Media 5.9%			
Bresnan Broadband Holdings LLC, Term Loan B, 4.50%, 12/14/17	United States	1,332,400	1,342,227
Clear Channel Communications Inc., Tranche B Term Loan, 3.854%, 1/29/16	United States	758,266	673,909
Cumulus Media Holdings Inc.,			
Second Lien Term Loan, 7.50%, 9/16/19	United States	1,500,000	1,560,000
Term Loan B, 4.50%, 9/16/18	United States	2,111,623	2,141,449
Dex Media West LLC, Term Loan B, 7.00%, 10/24/14	United States	1,276,143	974,122
Entercom Radio LLC, Term B-1 Loan, 5.00% - 6.00%, 11/23/18	United States	884,591	903,388
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	2,279,277	2,323,912
Gray Television Inc., Initial Term Loan, 4.75%, 10/12/19	United States	1,591,420	1,617,280
National CineMedia LLC, Term Loans, 3.46%, 11/26/19	United States	1,150,000	1,161,020
R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	920,111	654,142
Sinclair Television Group Inc., New Tranche B Term Loan, 5.25%, 10/29/16	United States	977,739	982,010
Telesat Canada, U.S. Term B Loan, 5.50%, 3/28/19	Canada	1,498,675	1,512,716
TWCC Holding Corp., Term Loan, 3.50%, 2/11/17	United States	1,200,236	1,218,489
Univision Communications Inc.,			
2013 New First-Lien Term Loan, 4.75%, 3/01/20	United States	630,000	634,489
Extended First Lien Term Loan, 4.454%, 3/31/17	United States	1,249,863	1,257,764

Annual Report | 29

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2013 (continued)

Franklin Templeton Limited Duration Income Trust

Statement of Investments, March 31, 2013 *(continued)*

	Country	Principal Amount*	Value
[h,k] **Senior Floating Rate Interests (continued)**			
Telecommunication Services (continued)			
MetroPCS Wireless Inc., Tranche B-3 Term Loan, 4.00%, 3/17/18	United States	1,763,970	$ 1,772,416
NTELOS Inc., Term B Advance, 5.75%, 11/11/19	United States	2,985,000	2,935,249
Zayo Group LLC, Term Loan, 4.75%, 7/02/19	United States	1,091,750	1,102,667
			9,815,594
Transportation 1.6%			
Avis Budget Car Rental LLC, Term Loan B, 3.75%, 3/15/19	United States	2,104,108	2,130,392
Delta Air Lines Inc.,			
New Term Loan, 4.25%, 4/20/17	United States	1,970,000	1,995,035
Term B-1 Loan, 5.25%, 10/18/18	United States	880,000	895,125
Hertz Corp., Credit Linked Deposit, 3.75%, 3/11/18	United States	1,000,000	991,580
			6,012,132
Utilities 0.8%			
Calpine Corp.,			
Term Loan, 4.00%, 4/01/18	United States	2,665,600	2,699,560
Term Loans, 4.00%, 10/09/19	United States	338,300	343,259
			3,042,819
Total Senior Floating Rate Interests (Cost $195,518,942)			198,935,790
Foreign Government and Agency Securities 1.4%			
Government of Malaysia,			
3.434%, 8/15/14	Malaysia	5,000 MYR	1,625
3.741%, 2/27/15	Malaysia	310,000 MYR	101,526
3.835%, 8/12/15	Malaysia	285,000 MYR	93,824
senior bond, 3.70%, 5/15/13	Malaysia	360,000 MYR	116,460
senior bond, 3.21%, 5/31/13	Malaysia	560,000 MYR	181,066
senior bond, 3.461%, 7/31/13	Malaysia	1,400,000 MYR	453,169
senior bond, 5.094%, 4/30/14	Malaysia	30,000 MYR	9,908
Government of Poland,			
5.00%, 10/24/13	Poland	415,000 PLN	128,702
5.75%, 4/25/14	Poland	870,000 PLN	274,087
5.50%, 4/25/15	Poland	645,000 PLN	207,011
Strip, 1/25/14	Poland	1,405,000 PLN	420,459
Government of Sweden, 1.50%, 8/30/13	Sweden	6,630,000 SEK	1,019,085
Korea Monetary Stabilization Bond, senior note,			
2.82%, 8/02/14	South Korea	170,200,000 KRW	153,687
2.78%, 10/02/14	South Korea	678,400,000 KRW	612,582
2.84%, 12/02/14	South Korea	242,080,000 KRW	218,888
Korea Treasury Bond,			
senior bond, 3.75%, 6/10/13	South Korea	595,860,000 KRW	532,632
senior bond, 3.00%, 12/10/13	South Korea	1,084,140,000 KRW	978,268
senior note, 3.25%, 12/10/14	South Korea	56,700,000 KRW	51,673
Total Foreign Government and Agency Securities (Cost $5,532,569)			5,554,652

Annual Report | 31

Franklin Templeton
Limited Duration Income Trust

Statement of Investments, March 31, 2013 *(continued)*

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities 7.3%			
Banks 4.9%			
Banc of America Commercial Mortgage Inc.,			
2005-3, A2, 4.501%, 7/10/43	United States	555,558	$ 556,771
2006-4, AJ, 5.695%, 7/10/46	United States	1,460,000	1,441,889
[d,h,l] Banc of America Large Loan, 2010-HLTN, 144A, FRN, 2.503%, 11/15/15	United States	1,809,878	1,824,551
Bear Stearns Commercial Mortgage Securities Inc.,			
[h] 2006-PW11, AJ, FRN, 5.452%, 3/11/39	United States	1,500,000	1,524,243
[h] 2006-PW12, AJ, FRN, 5.932%, 9/11/38	United States	500,000	509,139
2006-PW13, AJ, 5.611%, 9/11/41	United States	1,820,000	1,801,058
Citigroup Commercial Mortgage Trust,			
2006-C5, AJ, 5.482%, 10/15/49	United States	1,200,000	1,197,666
[h,l] 2007-C6, AM, FRN, 5.885%, 6/10/17	United States	820,000	927,692
[h] 2008-C7, A4, FRN, 6.072%, 12/10/49	United States	700,000	832,778
[h] Citigroup/Deutsche Bank Commercial Mortgage Trust,			
2005-CD1, A3, FRN, 5.222%, 7/15/44	United States	3,000,000	3,054,151
2006-CD3, AJ, FRN, 5.688%, 10/15/48	United States	720,000	669,366
[h] Greenwich Capital Commercial Funding Corp., 2006-GG7, AJ, FRN, 5.867%, 7/10/38	United States	790,000	794,306
[h] Merrill Lynch Mortgage Investors Trust, 2003-OPT1, B2, FRN, 4.329%, 7/25/34	United States	33,301	9,245
[h,l] Merrill Lynch Mortgage Trust, 2005-CKI1, AJ, FRN, 5.391%, 11/12/37	United States	1,825,000	1,957,683
[h,l] Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN, 5.154%, 10/25/33	United States	350,442	208,356
Wells Fargo Mortgage Backed Securities Trust,			
[h] 2004-W, A9, FRN, 2.762%, 11/25/34	United States	717,726	746,503
[l] 2007-3, 3A1, 5.50%, 4/25/37	United States	662,205	684,892
			18,740,289
Diversified Financials 2.4%			
[d,h] ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.288%, 11/25/20	Cayman Islands	530,000	510,016
[h,l] Argent Securities Inc., 2003-W5, M4, FRN, 5.829%, 10/25/33	United States	689,620	274,823
[d,h] Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.621%, 3/11/21	Cayman Islands	457,000	423,785
[d,h] Cent CLO LP, 2013-17A, D, 144A, FRN, 3.288%, 1/30/25	Cayman Islands	392,157	388,000
[h] Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN, 0.704%, 2/25/35	United States	789,250	680,909
[d,h] Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.304%, 10/15/21	Cayman Islands	310,000	300,330
[d,h] Commercial Industrial Finance Corp., 2007-3A, A1J, 144A, FRN, 0.701%, 7/26/21	Cayman Islands	640,000	602,186
[h,m] German Residential Asset Note Distributor PLC, 1, C, Reg S, FRN, 2.091%, 1/20/21	Germany	698,415 EUR	887,206
[d,h] Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.699%, 11/01/17	Cayman Islands	1,000,000	912,997

32 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2013 (continued)

Annual Report | 33

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2013 (continued)

34 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Statement of Investments, March 31, 2013 (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days.
cSee Note 10 regarding restricted securities.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31,
2013, the aggregate value of these securities was $93,217,990, representing 24.30% of net assets.
eIncome may be received in additional securities and/or cash.
fPerpetual security with no stated maturity date.
gSee Note 9 regarding defaulted securities.
hThe coupon rate shown represents the rate at period end.
iA portion or all of the security purchased on a when-issued, delayed delivery, or to-be-announced basis. See Note 1(c).
jAt March 31, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
kSee Note 1(g) regarding senior floating rate interests.
lThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
mSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from regis-
tration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At March 31, 2013, the value of this security was $887,206, representing
0.23% of net assets.
nThe security is traded on a discount basis with no stated coupon rate.
oSee Note 8 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | 35

36 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

Franklin Templeton Limited Duration Income Trust

Financial Statements

Statement of Assets and Liabilities
March 31, 2013

Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$539,912,622
Cost - Sweep Money Fund (Note 8)	10,141,850
Total cost of investments	$550,054,472
Value - Unaffiliated issuers	$555,333,504
Value - Sweep Money Fund (Note 8)	10,141,850
Total value of investments	565,475,354
Cash	2,665,923
Restricted cash (Note 1e)	220,000
Foreign currency, at value (cost $2,861)	2,864
Receivables:	
Investment securities sold	775,383
Interest	5,308,015
Unrealized appreciation on forward exchange contracts	687,442
Unrealized appreciation on swap contracts	40,703
Total assets	575,175,684
Liabilities:	
Payables:	
Investment securities purchased	98,811,545
Affiliates	331,117
Distributions to common shareholders	1,958,738
Distributions to preferred shareholders	15,530
Due to brokers	220,000
Swaps amortized (premiums received $59,028)	56,474
Unrealized depreciation on forward exchange contracts	35,234
Accrued expenses and other liabilities	115,511
Total liabilities	101,544,149
Preferred shares at redemption value [$25,000 liquidation preference per share (3,600 shares outstanding)] (Note 3)	90,000,000
Net assets applicable to common shares	$383,631,535
Net assets applicable to common shares consist of:	
Paid-in capital	$381,331,299
Distributions in excess of net investment income	(474,725)
Net unrealized appreciation (depreciation)	16,110,674
Accumulated net realized gain (loss)	(13,335,713)
Net assets applicable to common shares	$383,631,535
Common shares outstanding	26,832,032
Net asset value per common share	$14.30

38 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 39

40 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

Annual Report | 41

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected in the Fund for financial reporting purposes.

42 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Fund purchases securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be

Annual Report | 43

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position.

At March 31, 2013, the Fund had OTC derivatives in a net liability position for such contracts of $15,771.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counter-party whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount

44 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At March 31, 2013, the Fund held $277,287, in a U.S. Treasury Note, as collateral for derivatives.

See Note 11 regarding other derivative information.

e. Restricted Cash

At March 31, 2013, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

Annual Report | 45

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted

46 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Security Transactions, Investment Income, Expenses and Distributions (continued)

in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

The Fund has outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares are senior to common shares and the Fund will not declare or pay any dividend on the common shares unless the Fund has declared or paid full cumulative dividends on the Preferred Shares through the most recent dividend date. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly

Annual Report | 47

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

3. AUCTION RATE PREFERRED SHARES (continued)

auctions for Series M, W and F have all failed during the year ended March 31, 2013; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as defined in the prospectus. During the year ended March 31, 2013, the dividends on Preferred Shares ranged from 1.439% to 1.700%.

On July 1, 2012, Moody’s Investors Service, Inc. (Moody’s) enacted a revised methodology for rating debt and preferred stock issued by closed-end funds (CEFs). Using the new ratings methodology, Moody’s changed its credit rating of the Preferred Shares, issued by the Fund, from Aaa to Aa3 on July 12, 2012. This ratings action was the result of Moody’s decision to revise its CEF ratings methodology and was not specifically related to any changes in the Fund’s portfolio of investments, structure or portfolio management team. As a result of this ratings change, the maximum rate, as defined in the prospectus, increased by 25 basis points and is reflected in the rates disclosed above.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody’s Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the year ended March 31, 2013, all requirements were met.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

The Fund pays an investment management fee and administrative fee to Advisers and FT Services of 0.50% and 0.20%, respectively, per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

On February 26, 2013, the Board approved the proposal to combine the Fund’s investment management and administration agreements. The fees to be paid under the new combined agreement will not exceed the aggregate fees that would have been paid under the separate agreements. The new agreement went into effect on May 1, 2013.

48 | Annual Report

Franklin Templeton
Limited Duration Income Trust

Notes to Financial Statements *(continued)*

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2013, there were no credits earned.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2013, the Fund had capital loss carryforwards of $12,682,454 expiring in 2018.

During the year ended March 31, 2013, the Fund utilized $1,417,280 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At March 31, 2013, the Fund deferred post-October capital losses of $649,381.

The tax character of distributions paid during the years ended March 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from ordinary income	$27,894,229	$28,498,361

At March 31, 2013, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$550,334,220
Unrealized appreciation	$ 20,633,440
Unrealized depreciation	(5,492,306)
Net unrealized appreciation (depreciation)	$ 15,141,134
Distributable earnings – undistributed ordinary income	$ 2,368,739

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions, mortgage dollar rolls, paydown losses and swaps.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2013, aggregated $1,614,703,868 and $1,604,111,999, respectively.

Annual Report | 49

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

8. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

At March 31, 2013, the Fund had 70.10% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At March 31, 2013, the aggregate value of this security representing 0.02% of the Fund’s portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At March 31, 2013, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $- as of March 31, 2013.

50 | Annual Report

Franklin Templeton
Limited Duration Income Trust

Notes to Financial Statements *(continued)*

11. Other Derivative Information

At March 31, 2013, the Fund's investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives	
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$687,442	Unrealized depreciation on forward exchange contracts	$35,234
Credit contracts	Unrealized appreciation on swap contracts	40,703	Unrealized depreciation on swap contracts	—

For the period ended March 31, 2013, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$1,166,138	$224,558
Credit contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	9,054	40,703

For the year ended March 31, 2013, the average month end market value of derivatives represented 0.21% of average month end net assets. The average month end number of open derivative contracts for the year was 31.

See Note 1(d) regarding derivative financial instruments.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable

Annual Report | 51

Franklin Templeton
Limited Duration Income Trust

Notes to Financial Statements *(continued)*

12. Fair Value Measurements *(continued)*

inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

- Level 1 – quoted prices in active markets for identical financial instruments
- Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
- Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of March 31, 2013, in valuing the Fund's assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Materials	$ —	$ —	$591,600[b]	$ 591,600
Corporate Bonds	—	187,183,415	285,000	187,468,415
Senior Floating Rate Interests	—	198,935,790	—	198,935,790
Foreign Government and Agency Securities	—	5,554,652	—	5,554,652
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	27,911,505	—	27,911,505
Mortgage-Backed Securities	—	133,628,232	—	133,628,232
Short Term Investments	10,141,850	1,243,310	—	11,385,160
Total Investments in Securities	$10,141,850	$554,456,904	$876,600	$565,475,354
Swaps	$ —	$ 40,703	$ —	$ 40,703
Forward Exchange Contracts	—	687,442	—	687,442
Liabilities:				
Forward Exchange Contracts	—	35,234	—	35,234

[a]Includes common stocks as well as other equity investments.
[b]Includes securities determined to have no value at March 31, 2013.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

52 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Notes to Financial Statements (continued)

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 53

Franklin Templeton

Limited Duration Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Franklin Templeton Limited Duration Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Franklin Templeton Limited Duration Income Trust (the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 22, 2013

54 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $21,213,494 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2013.

Annual Report | 55

Franklin Templeton Limited Duration Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	135	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	109	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; Chairman, First responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	135	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				

56 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	135	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	135	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	145	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	109	None
Principal Occupation During at Least the Past 5 Years: President, Staples Europe (office supplies) (October 2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Annual Report | 57

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee and Chairman of the Board	Since 2003	135	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.				
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Senior Vice President	Since 2003	50	None
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				

58 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2003	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2003	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 23 of the investment companies in Franklin Templeton Investments.				
Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 47 of the investment companies in Franklin Templeton Investments.				

Annual Report | 59

60 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 26, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Limited Duration Income Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

Annual Report | 61

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. Favorable consideration was given to management’s efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showing its investment performance in comparison with a performance universe consisting of the Fund and all leveraged closed-end BBB-rated corporate debt (leveraged) funds as selected by Lipper during 2012 and for previous periods ended December 31, 2012, during which the Fund has been in operation. Such report considers both income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund’s income return for 2012 and for the previous annualized three- and five-year periods in each case to be in the middle performing quintile of its performance universe. The Lipper report showed the Fund’s 2012 total return to be in the second-lowest performing quintile in such performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three-year period, and the middle performing quintile of such universe for the previous five-year period. In discussing such performance, management pointed out that it reflected the fact that while Lipper placed it in a general corporate debt (BBB-rated) universe category, the Fund’s three primary asset classes are high yield corporate bonds, leveraged bank loans, and mortgage and other asset backed securities that perform differently with only high yield corporate debt

62 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

outperforming BBB-rated corporates during 2012. Management also noted that the Fund had consistently outperformed a customized benchmark it believed more accurately reflected the Fund’s asset classes. The Board took such explanation into account in finding the Fund’s overall performance as set forth in the Lipper report to be acceptable, noting that the Fund’s income and total returns for 2012, as shown in the Lipper report, were 7.43% and 14.03%, respectively, and for the five-year annualized period exceeded 8% and 9%, respectively.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with a Lipper expense group consisting of the Fund and three other leveraged closed-end BBB-rated corporate debt funds as selected by Lipper. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee rate in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of contractual investment management fees. The results of such expense comparisons showed the Fund’s contractual investment management fee rate to be five basis points higher than the median of such expense group, and the Fund’s total expense ratio to be eight basis points lower than the median of such group. The Board found the expenses of the Fund in comparison to its Lipper expense group to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, such cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation

Annual Report | 63

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

64 | Annual Report

Franklin Templeton

Limited Duration Income Trust

Shareholder Information (continued)

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by NYSE Amex’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2012. Additionally, the Fund expects to file, on or about May 30, 2013, such certifications with its Form N-CSR for the year ended March 31, 2013.

Annual Report | 65

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report

Franklin Templeton Limited Duration Income Trust

Investment Manager
Franklin Advisers, Inc.
(800) DIAL BEN®/342-5236

Transfer Agent
BNY Mellon Investment Servicing
P.O. Box 43006
Providence, RI 02940-3006

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

FTF A 05/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is
"independent" as defined under the relevant Securities and Exchange
Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $47,500 for the fiscal year ended March 31, 2013 and $52,229 for the fiscal year ended March 31, 2012.

(b) Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were
$13,760 for the fiscal year ended March 31, 2013 and $13,760 for the fiscal year ended March 31, 2012. The services for which fees were paid include attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,600 for the fiscal year ended
March 31, 2013 and $75,000 for the fiscal year ended March 31, 2012. The services for which these fees were paid include technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2013 and $131 for the fiscal year ended March 31, 2012. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended March 31, 2013 and $152,319 for the fiscal year ended March
31, 2012. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the
Securities Exchange Act of 1934, to management; subject, in the case of (ii)
through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $57,554 for the fiscal year ended March 31,
2013 and $241,210 for the fiscal year ended March 31, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of
Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: J. Michael Luttig, Frank A. Olson and
John B. Wilson.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton
Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of
Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to
Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, executing votes, ballot reconciliation, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S.

companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.

The investment manager supports an independent board of

directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort
Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of May 24, 2013 the portfolio managers of the Fund are as follows:

Roger Bayston, CFA, Richard Hsu, Christopher Molumphy, CFA and Eric G.
Takaha, CFA, serve as the portfolio management team responsible for managing the Fund's portfolio investment. Each of them has experience managing
Franklin mutual funds and private accounts.

Mr. Bayston has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1991.

Mr. Hsu has been a portfolio manager of the Fund since 2006. He joined
Franklin Templeton Investments in 1996.

Mr. Molumphy has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.

Mr. Takaha has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1989.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2013.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of
Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).
The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both
Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief
Investment Officer of the manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

• Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

• Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

• Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when,

for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant
maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the
Securities Exchange Act of 1934 and the Investment Company Act of 1940 is
recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The
Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-
CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the
Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the
Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the
Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder

Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of
2002 of Laura F. Fergerson, Chief Executive Officer - Finance and
Administration, and Gaston Gardey, Chief Financial Officer and Chief
Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration,
and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLTON LIMITED DURATION INCOME TRUST

By /s/LAURA F. FERGERSON__________________
    Laura F. Fergerson
    Chief Executive Officer - Finance
    and Administration
Date May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON______________
     Laura F. Fergerson
     Chief Executive Officer - Finance
     and Administration
Date May 24, 2013

By /s/GASTON GARDEY_____________
     Gaston Gardey
     Chief Financial Officer and
     Chief Accounting Officer
Date May 24, 2013